UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2025

GLOBAL-SMART.TECH INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-267740	98-1664763
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Yehor Rodin

Kava b.b.

85320, Tivat, Montenegro

+1-205-2165924

(Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2025, the Board of Directors Global-Smart.Tech Inc. (“the Board”), appointed Genismarlon Da Silva Nunes to serve as an Independent Director of the Global-Smart.Tech Inc. (“the Company”), effective immediately.

The business background descriptions of the newly appointed Independent Director is as follows:

Mr. Da Silva Nunes holds a Master’s degree in Creative Economy Management from ESPM (Escola Superior de Propaganda e Marketing), Brazil. From 2018 to 2021, Mr. Da Silva Nunes worked as a Digital Marketing Manager at VTEX, based in Rio de Janeiro, Brazil, a cloud-based e-commerce platform, where he was responsible for leading digital marketing strategies for the company's international clients, overseeing online campaigns, and optimizing customer engagement. In 2021, Mr. Da Silva Nunes joined Accenture in Madrid, Spain, as a Senior Digital Strategy Consultant. As part of his role, he collaborated with teams developing cloud-rendering solutions for media and entertainment clients, enhancing real-time content delivery and visualization.

On March 31, 2025, the Company declared Mr. Da Silva Nunes elected as independent director.

The Board has determined that Mr. Genismarlon Da Silva Nunes is independent and meets the applicable independence requirements of the Over-the-counter (OTC) Markets and the Company’s understanding for determining the independence of directors. The Board has reviewed and determined that there are no material conflicts of interest that would impair Mr. Genismarlon Da Silva Nunes's ability to act independently on behalf of the Company. There are no family relationships between our new director and our current director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2025	GLOBAL-SMART.TECH INC.

By: /s/ Yehor Rodin
Yehor Rodin, President, Secretary,
Treasurer, Director (Principal Executive, Financial and Accounting Officer)